Exhibit 99.1

May 10, 2022

Zeta Announces Strong First Quarter 2022 Financial Results

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Delivered 1Q’22 revenue of $126M, up 24% Y/Y
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Drove record direct platform revenue mix of 81% in 1Q’22 vs 74% in 1Q’21
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Reduced cost of revenue by 540 bps Y/Y to 33%, or reduced by 630 bps to 32.1% excluding stock-based compensation
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Added 4 new scaled customers in the quarter and grew scaled customer ARPU 18% Y/Y
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Generated cash flow from operating activities of $21.2M, up 277% Y/Y

NEW YORK – Zeta Global (NYSE: ZETA), a cloud-based marketing technology company that empowers enterprises to acquire, grow, and retain customers more efficiently, today announced financial results for the first quarter ended March 31, 2022.

“Zeta is off to an incredible start in 2022 as the power of our platform continues to deliver a greater return on investment for our customers,” said David A. Steinberg, Co-Founder, Chairman, and CEO of Zeta. “In the current environment, in which enterprises are challenged with a tough macro economy and large technology companies are eliminating their tracking tools, Zeta is a direct beneficiary. Our platform delivers better business outcomes and is not dependent on IDFA or third-party cookies to identify individuals and measure performance.”

“I could not think of a better way to start 2022 and our Zeta 2025 plan,” said Chris Greiner, Zeta’s CFO. “Our sales pipelines are expanding, our win rates are robust, and most notably, we are driving the right balance of revenue growth, margin expansion, and investment in the business. We have great alignment with our Zeta 2025 plan and remain focused on delivering consistent and predictable results.”

First Quarter 2022 Financial Highlights

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Total revenue of $126 million, an increase of 24% Y/Y.
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Scaled customer count of 359 compared to 355 in 4Q’21.
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Scaled customer ARPU of $341,000, an increase of 18% Y/Y.
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Direct platform revenue made up 81% of total revenue compared to 74% in 1Q’21 and 77% in 4Q’21.
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Lowered the cost of revenue percentage by 630 basis points Y/Y to 32.1%, excluding stock-based compensation1.
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GAAP net loss of $72 million, or 57.1% of revenue, compared to a net loss of $24.4 million, or 24.0% in 1Q’21, driven primarily by $73.7 million of stock-based compensation in 1Q’22.
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GAAP diluted loss per share of $0.54 compared to a diluted loss per share of $0.86 in 1Q’21.
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Cash flow from operating activities of $21.2 million, compared to $5.6 million in 1Q’21.
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Free Cash Flow1 of $9.7 million, compared to $1.0 million in 1Q’21.
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Adjusted EBITDA1 of $18.8 million, an increase of 44% compared to $13.0 million in 1Q’21.
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Adjusted EBITDA margin1 of 14.9%, compared to 12.8% in 1Q’21.

1 Cost of revenue excluding stock-based compensation, Free Cash Flow, Adjusted EBITDA and Adjusted EBITDA margin are not measures of financial performance prepared in accordance with GAAP. See “Non-GAAP Measures” for more information and, where applicable, reconciliations to the most directly comparable GAAP financial measures at the end of this release.

Guidance

Zeta anticipates revenue and Adjusted EBITDA to be in the following ranges:

Second Quarter 2022

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Revenue of $128 million to $132 million, representing a year-over-year increase of 20% to 23%.
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Adjusted EBITDA of $16.9 million to $17.4 million, representing a year-over-year increase of 48% to 52% and an Adjusted EBITDA margin of 12.8% to 13.6%.

Full Year 2022

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Increasing revenue to a range of $553 million to $563 million, up from prior guidance of $540 million to $550 million. Revised guidance represents a year-over-year increase of 21% to 23%.
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Increasing Adjusted EBITDA to a range of $83.4 million to $86.4 million, up from prior guidance of $80 million to $83 million. Revised guidance represents a year-over-year increase of 32% to 37% and an Adjusted EBITDA margin of 14.8% to 15.6%.

Investor Conference Call and Webcast

Zeta will host a conference call today, Tuesday, May 10, 2022, at 5:00 p.m. Eastern Time to discuss financial results for the first quarter 2022. A supplemental earnings presentation and a live webcast of the conference call can be accessed from the Company’s investor relations website (https://investors.zetaglobal.com/) where they will remain available for one year.

About Zeta

Zeta Global Holdings Corp. is a leading data-driven, cloud-based marketing technology company that empowers enterprises to acquire, grow, and retain customers. The Company's Zeta Marketing Platform (the "ZMP") is the largest omnichannel marketing platform with identity data at its core. The ZMP analyzes billions of structured and unstructured data points to predict consumer intent by leveraging sophisticated artificial intelligence to personalize experiences at scale. Founded in 2007 by David A. Steinberg and John Sculley, the Company is headquartered in New York City. For more information, please go to www.zetaglobal.com.

Forward-Looking Statements

This press release, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this press release or during the earnings call that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning our anticipated future financial performance, our market opportunities and our expectations regarding our business plan and strategies. These statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast,” “outlook, “guidance” and other similar expressions. We base these forward-looking statements on our current expectations, plans and assumptions that we have made in light of our experience in the industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at such time. Although we believe that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect our business, results of operations and financial condition and could cause actual results to differ materially from those expressed in the forward-looking statements. These statements are not guarantees of future performance or results. The forward-looking statements are subject to and involve risks, uncertainties and assumptions, and you should not place undue reliance on these forward-looking statements. Factors that may materially affect such forward-looking statements include, but are not limited to: the impact of COVID-19 on the global economy, our customers, employees and business; the war in Ukraine and escalating geopolitical tensions as a result of Russia’s invasion of Ukraine; global supply chain disruptions; macroeconomic and industry trends and adverse developments in the debt, consumer credit and financial services markets and other macroeconomic factors beyond Zeta’s control; potential fluctuations in our operating results, which could make our future operating results difficult to predict; our ability to innovate and make the right investment decisions in our product offerings and platform; our ability to attract and retain customers, including our scaled customers; our ability to manage our growth effectively; our ability to collect and use data online; the standards that private entities and inbox service providers adopt in the future to regulate the use and delivery of email may interfere with the effectiveness of our platform and our ability to conduct business; a significant inadvertent disclosure or breach of confidential and/or personal information we process, or a security breach of our or our customers’, suppliers’ or other partners’ computer systems; and any disruption to our third-party data centers, systems and technologies. These cautionary statements should not be construed by you to be exhaustive and the forward-looking statements are made only as of the date of this press release. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

The second quarter and full year 2022 guidance and Zeta 2025 targets provided herein are based on Zeta’s current estimates and assumptions and are not a guarantee of future performance. The guidance provided and Zeta 2025 targets are subject to significant risks and uncertainties that could cause actual results to differ materially, including the risk factors discussed in the Company's reports on file with the Securities and Exchange Commission. There can be no assurance that the Company will achieve the results expressed by this guidance or the targets.

Availability of Information on Zeta’s Website and Social Media Profiles

Investors and others should note that Zeta routinely announces material information to investors and the marketplace using SEC filings, press releases, public conference calls, webcasts and the Zeta investor relations website at https://investors.zetaglobal.com (“Investors Website”). We also intend to use the social media profiles listed below as a means of disclosing information about us to our customers, investors and the public. While not all of the information that the Company posts to the Investors Website or to social media profiles is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media, and others interested in Zeta to review the information that it shares on the Investors Website and to regularly follow our social media profile links located at the bottom of the page on www.zetaglobal.com. Users may automatically receive email alerts and other information about Zeta when enrolling an email address by visiting "Investor Email Alerts" in the "Resources" section of the Investors Website.

Social Media Profiles:

www.twitter.com/zetaglobal

www.facebook.com/ZetaGlobal/

www.linkedin.com/company/zetaglobal

www.instagram.com/zetaglobal/

The Following Definitions Apply to the Terms Used Throughout this Release, the Supplemental Earnings Presentation and Investor Conference Call

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Direct Platform and Integrated Platform: When the Company generates revenues entirely through the Company platform, the Company considers it direct platform revenue. When the Company generates revenue by leveraging its platform’s integration with third parties, it is considered integrated platform revenue.
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Cost of revenue: Cost of revenue excludes depreciation and amortization and consists primarily of media and marketing costs and certain personnel costs. Media and marketing costs consist primarily of fees paid to third-party publishers, media owners or managers, and strategic partners that are directly related to a revenue-generating event. We pay these third-party publishers, media owners or managers and strategic partners on a revenue-share, a cost-per-lead, cost-per-click, or cost-per-thousand-impressions basis. Personnel costs included in cost of revenues include salaries, bonuses, commissions, stock-based compensation and employee benefit costs primarily related to individuals directly associated with providing services to our customers.
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Scaled Customers: We define scaled customers as customers from which we generated more than $100,000 in revenue on a trailing twelve-month basis. We calculate the number of scaled customers at the end of each quarter and on an annual basis as the number of customers billed during each applicable period. We believe the scaled customers measure is both an important contributor to our revenue growth and an indicator to investors of our measurable success.
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Super Scaled Customers: We define super scaled customers as customers from which we generated more than $1,000,000 in revenue on a trailing twelve-month basis. We calculate the number of super scaled customers at the end of each quarter and on an annual basis as the number of customers billed during each applicable period. We believe the super scaled customers measure is both an important contributor to our revenue growth and an indicator to investors of our measurable success.

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Scaled Customer ARPU: We calculate the scaled customer average revenue per user (“ARPU”) as revenue for the corresponding period divided by the average number of scaled customers during that period. We believe that scaled customer ARPU is useful for investors because it is an indicator of our ability to increase revenue and scale our business

Non-GAAP Measures

In order to assist readers of our condensed unaudited consolidated financial statements in understanding the core operating results that our management uses to evaluate the business and for financial planning purposes, we describe our non-GAAP measures below. We believe these non-GAAP measures are useful to investors in evaluating our performance by providing an additional tool for investors to use in comparing our financial performance over multiple periods.

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Adjusted EBITDA is a non-GAAP financial measure defined as net loss adjusted for interest expense, depreciation and amortization, stock-based compensation, income tax (benefit) / provision, acquisition related expenses, restructuring expenses, change in fair value of warrants and derivative liabilities, certain dispute settlement expenses, gain on extinguishment of debt, certain non-recurring IPO related expenses, including the payroll taxes related to vesting of restricted stock and restricted stock units upon the completion of the IPO, and other expenses. Acquisition related expenses and restructuring expenses primarily consist of severance and other employee-related costs which we do not expect to incur in the future as acquisitions of businesses may distort the comparability of the results of operations. Change in fair value of warrants and derivative liabilities is a non-cash expense related to periodically recording “mark-to-market” changes in the valuation of derivatives and warrants. Other expenses consist of non-cash expenses such as changes in fair value of acquisition related liabilities, gains and losses on extinguishment of acquisition related liabilities, gains and losses on sales of assets and foreign exchange gains and losses. In particular, we believe that the exclusion of stock-based compensation, certain dispute settlement expenses and non-recurring IPO related expenses that are not related to our core operations provides measures for period-to-period comparisons of our business and provides additional insight into our core controllable costs. We exclude these charges because these expenses are not reflective of ongoing business and operating results.
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Adjusted EBITDA margin is a non-GAAP financial measure defined as Adjusted EBITDA divided by the total revenues for the same period.
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Cost of revenue, excluding stock-based compensation is a non-GAAP financial measure defined as cost of revenue as defined above less stock-based compensation.
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Free Cash Flow is a non-GAAP financial measure defined as cash from operating activities, less capital expenditures and website and software development costs.

Adjusted EBITDA, Adjusted EBITDA margin and Cost of revenue excluding stock-based compensation provide us with a useful measure for period-to-period comparisons of our business as well as comparison to our peers. We believe that these non-GAAP financial measures are useful to investors in analyzing our financial and operational performance. Nevertheless our use of Adjusted EBITDA, Adjusted EBITDA margin and Cost of revenue excluding stock-based compensation has limitations as an analytical tool, and you should not consider these measures in isolation or as a substitute for analysis of our financial results as reported under U.S. GAAP. Other companies may calculate similarly-titled non-GAAP financial measures differently than us, thereby limiting the usefulness of these non-GAAP financial measures as a comparative tool. Because of these and other limitations, you should consider our non-GAAP measures only as supplemental to other GAAP-based financial performance measures, including revenues and net loss.

We calculate forward-looking Adjusted EBITDA and Adjusted EBITDA margin based on internal forecasts that omit certain amounts that would be included in forward-looking GAAP net income (loss). We do not attempt to provide a reconciliation of forward-looking Adjusted EBITDA and Adjusted EBITDA margin guidance and targets to forward looking GAAP net income (loss) because forecasting the timing or amount of items that have not yet occurred and are out of our control is inherently uncertain and unavailable without unreasonable efforts. Further, we believe that such reconciliations would imply a degree of precision and certainty that could be confusing to investors. Such items could have a substantial impact on GAAP measures of financial performance.

Contacts:

Investor Relations

Scott Schmitz

ir@zetaglobal.com

Press

Megan Rose

press@zetaglobal.com

Zeta Global Holdings Corp.
Condensed Unaudited Consolidated Balance Sheets
(In thousands, except shares, per share and par values)
	As of
	March 31, 2022	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$103,863	$103,859
Accounts receivable, net of allowance of $1,554 and $1,295 as of March 31, 2022 and December 31, 2021, respectively	75,558	83,578
Prepaid expenses	6,773	6,970
Other current assets	1,825	1,649
Total current assets	188,019	196,056
Non-current assets:
Property and equipment, net	5,329	5,630
Website and software development costs, net	37,274	38,038
Intangible assets, net	50,092	40,963
Goodwill	133,049	114,509
Deferred tax assets, net	1,009	956
Other non-current assets	1,545	1,113
Total non-current assets	$228,298	$201,209
Total assets	$416,317	$397,265
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$17,272	$21,711
Accrued expenses	62,353	63,979
Acquisition related liabilities (current)	17,419	8,042
Deferred revenue	5,699	6,866
Other current liabilities	6,469	5,159
Total current liabilities	109,212	105,757
Non-current liabilities:
Long term borrowings	183,698	183,613
Acquisition related liabilities (non-current)	16,692	14,915
Other non-current liabilities	2,370	2,492
Total non-current liabilities	202,760	201,020
Total liabilities	$311,972	$306,777
Commitments and contingencies
Stockholders’ equity:
Class A common stock $ 0.001 per share par value, up to 3,750,000,000 shares authorized, 165,461,786 and 159,974,847 shares issued and outstanding as of March 31, 2022 and December 31, 2021, respectively	165	160
Class B common stock $ 0.001 per share par value, up to 50,000,000 shares authorized, 36,856,095 and 37,856,095 shares issued and outstanding as of March 31, 2022 and December 31, 2021, respectively	37	38
Additional paid-in capital	670,342	584,208
Accumulated deficit	(563,854)	(491,817)
Accumulated other comprehensive loss	(2,345)	(2,101)
Total stockholders' equity	104,345	90,488
Total liabilities and stockholders' equity	$416,317	$397,265

Condensed Unaudited Consolidated Statements of Operations and Comprehensive Loss
(In thousands, except share and per share amounts)
	Three months ended March 31,
	2022	2021
Revenues	$126,268	$101,463
Operating expenses:
Cost of revenues (excluding depreciation and amortization)	41,725	38,972
General and administrative expenses	53,349	19,132
Selling and marketing expenses	68,918	20,570
Research and development expenses	17,231	9,784
Depreciation and amortization	12,766	10,117
Acquisition related expenses	344	707
Restructuring expenses	—	287
Total operating expenses	$194,333	$99,569
(Loss) / Income from operations	(68,065)	1,894
Interest expense	1,298	2,961
Other expenses	5,273	1,284
Change in fair value of warrants and derivative liabilities	—	23,600
Total other expenses	$6,571	$27,845
Loss before income taxes	(74,636)	(25,951)
Income tax benefit	$(2,599)	$(1,577)
Net loss	$(72,037)	$(24,374)
Other comprehensive (loss) / income:
Foreign currency translation adjustment	$(244)	$54
Total comprehensive loss	$(72,281)	$(24,320)
Net loss	$(72,037)	$(24,374)
Cumulative redeemable convertible preferred stock dividends	—	3,894
Net loss available to common stockholders	$(72,037)	$(28,268)
Basic loss per share	$(0.54)	$(0.86)
Diluted loss per share	$(0.54)	$(0.86)
Weighted average number of shares used to compute net loss per share
Basic	134,084,703	32,846,991
Diluted	134,084,703	32,846,991

The Company recorded total stock-based compensation as follows:
	Three months ended March 31,
	2022	2021
Cost of revenues (excluding depreciation and amortization)	$1,162	$—
General and administrative expenses	29,775	—
Selling and marketing expenses	36,807	—
Research and development expenses	5,992	—
Total	$73,736	$—

Condensed Unaudited Consolidated Statements of Cash Flows
(In thousands)
	Three months ended March 31,
	2022	2021
Cash flows from operating activities:
Net loss	$(72,037)	$(24,374)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	12,766	10,117
Stock-based compensation	73,736	—
Deferred income taxes	(2,870)	(1,800)
Change in fair value of warrant and derivative liabilities	—	23,600
Others, net	5,731	1,669
Change in non-cash working capital (net of acquisitions):
Accounts receivable	9,577	11,080
Prepaid expenses	233	800
Other current assets	(173)	(2,240)
Other non-current assets	(432)	(14)
Deferred revenue	(1,181)	(67)
Accounts payable	(2,438)	(9,796)
Accrued expenses and other current liabilities	(1,607)	(3,659)
Other non-current liabilities	(122)	296
Net cash provided by operating activities	21,183	5,612
Cash flows from investing activities:
Capital expenditures	(6,743)	(204)
Website and software development costs	(4,465)	(4,441)
Business acquisitions, net of cash acquired	(9,157)	(2,159)
Net cash used for investing activities	(20,365)	(6,804)
Cash flows from financing activities:
Cash paid for acquisition-related liabilities	(647)	(64)
Proceeds from credit facilities, net of issuance costs	1,406	183,311
Exercise of options	65	—
Repayments against the credit facilities	(1,406)	(180,745)
Net cash (used for) / provided by financing activities	(582)	2,502
Effect of exchange rate changes on cash and cash equivalents	(232)	68
Net increase in cash and cash equivalents	4	1,378
Cash and cash equivalents, beginning of period	103,859	50,725
Cash and cash equivalents, end of period	$103,863	$52,103
Supplemental cash flow disclosures including non-cash activities:
Cash paid for interest	$1,221	$3,168
Cash paid for income taxes, net	$123	$210
Liability established in connection with acquisitions	$12,884	$2,566
Capitalized stock-based compensation as website and software development costs	$1,254	$—
Shares issued in connection with acquisitions and other agreements	$11,083	$5,454
Non-cash consideration for website and software development costs	$291	$—

The following table reconciles adjusted EBITDA and adjusted EBITDA margin to net loss, the most directly comparable financial measure calculated and presented in accordance with GAAP.

Unaudited Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands)
	Three months ended March 31,
	2022	2021
Net loss	$(72,037)	$(24,374)
Net loss margin	57.1%	24.0%
Add back:
Depreciation and amortization	12,766	10,117
Restructuring expenses	—	287
Acquisition related expenses	344	707
Stock-based compensation	73,736	—
Other expenses	5,273	1,284
Change in fair value of warrants and derivative liabilities	—	23,600
Interest expense	1,298	2,961
Income tax benefit	(2,599)	(1,577)
Adjusted EBITDA	$18,781	$13,005
Adjusted EBITDA margin	14.9%	12.8%